Morgan Stanley Institutional Fund Trust

High Yield Portfolio

Summary Prospectus  |  June 12, 2018

Share Class and Ticker Symbol
Class IR
MRHYX

Before you invest, you may want to review the Fund’s statutory prospectus (“Prospectus”), which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and the most recent annual and semiannual reports to shareholders, online at www.morganstanley.com/im. You can also get this information at no cost by calling toll-free 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com. The Fund’s Prospectus and SAI, both dated June 8, 2018 (as may be supplemented from time to time), are incorporated by reference into this Summary Prospectus.

Objective

The High Yield Portfolio (the “Fund”) seeks total return.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Class IR shares of the Fund. The Fund does not charge any sales loads or other fees when you purchase or redeem Class IR shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class IR
Advisory Fee	0.60%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses[1]	14.13%
Total Annual Fund Operating Expenses[2]	14.73%
Fee Waiver and/or Expense Reimbursement[2]	14.11%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.62%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If You SOLD Your Shares
	1 Year	3 Years
Class IR	$ 63	$ 2,846

If You HELD Your Shares
	1 Year	3 Years
Class IR	$ 63	$ 2,846
1	Other Expenses have been estimated for the current fiscal year.
2	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation) will not exceed 0.62% for Class IR. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Trustees of Morgan Stanley Institutional Fund Trust (the “Trust”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 73% of the average value of its portfolio.

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

High Yield Portfolio (Con’t)

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s assets will be invested in high yield securities (commonly referred to as “junk bonds”). This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Fund seeks to achieve its investment objective by investing primarily in high yield securities which are fixed income securities rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), below BBB- by S&P Global Ratings Group, a division of S&P Global Inc. (“S&P”), below BBB- by Fitch Ratings, Inc. (“Fitch”) or, if unrated, considered by the Adviser to be of equivalent quality. The average maturity of the Fund’s investments varies, and there is no limit on the maturity or on the credit quality of any security held by the Fund. The Fund’s securities may include distressed and defaulted securities and mezzanine investments. The Fund also may invest in investment grade fixed income securities, including U.S. and foreign government securities, corporate bonds and collateralized bond obligations. The Fund may also invest in preferred securities, equity securities and convertible securities.

The Fund’s investment process starts with top-down macroeconomic analysis to assess the optimal positioning of the Fund. The team then applies a combination of quantitative and qualitative filters to identify securities that meet the team’s investment criteria in terms of competitive position, franchise value and management quality. The investment team’s credit analysis focuses on financial risk, business risk, management ability and intentions. Valuation analysis is used to narrow the screened investment universe to a pool of investment candidates who are then assessed in order to determine relative valuation. Finally, the Fund is constructed with sector allocation driven primarily from bottom-up security selection. Integral to the Fund construction process is the measurement and monitoring of market risk, duration and volatility and credit risk through the use of proprietary risk measures and models.

The Fund may invest in public bank loans made by banks or other financial institutions. Public bank loans are privately negotiated loans that are not publicly traded for which information about the issuer has been made publicly available. These public bank loans may be rated investment grade or below investment grade. The Fund may also invest in restricted and illiquid securities.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted towards the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Fixed Income Securities. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates. The Fund is not limited as to the maturities of the securities in which it may invest. The Fund may be subject to certain liquidity risks that may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. A portion of the Fund’s fixed income securities may be rated below investment grade. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•	High Yield Securities (“Junk Bonds”). High yield securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer’s credit rating and inversely to movements in interest rates. The Fund’s investments in high yield securities expose it to a substantial degree of credit risk. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

High Yield Portfolio (Con’t)

substantial decreases in price. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Fund may incur additional expenses to seek recovery.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•	Public Bank Loans. Certain public bank loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. To the extent a bank loan has been deemed illiquid, it will be subject to the Fund’s restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Fund, and a potential decrease in the Fund’s net asset value per share (“NAV”). The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Because public bank loans usually rank lower in priority of payment to senior loans, they present a greater degree of investment risk. These bank loans may exhibit greater price volatility as well.

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•	Preferred Securities. Preferred stock is issued with a fixed par value and pays dividends based on a percentage of that par value at a fixed rate. As with fixed income securities, which also make fixed payments, the market value of preferred stock is sensitive to changes in interest rates. Preferred stock generally decreases in value if interest rates rise and increases in value if interest rates fall.

•	Mezzanine Investments. Mezzanine investments are subordinated debt securities that receive payments of interest and principal after other more senior security holders are paid. Mezzanine investments carry the risk that the issuer will not be able to meet its obligations and that the mezzanine investments may lose value.

•	Distressed and Defaulted Securities. Distressed and defaulted securities are speculative and involve substantial risks in addition to the risks of investing in high yield securities. The Fund will generally not receive interest payments on the distressed securities and the principal may also be at risk. These securities may present a substantial risk of default or may be in default at the time of investment, requiring the Fund to incur additional costs. The repayment of defaulted securities is also subject to significant uncertainties.

•	Liquidity. The Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Liquidity risk may be magnified in a rising interest rate environment or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Illiquid securities may be more

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

High Yield Portfolio (Con’t)

difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class IS shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one year period and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.

Annual Total Returns—Calendar Years

High Quarter	09/30/16	5.92%
Low Quarter	09/30/15	-3.26%

Average Annual Total Returns

(for the calendar periods ended  December 31, 2017)

	Past One Year	Since Inception
Class IS1 (commenced operations on 3/28/14)
Return Before Taxes	8.05%	4.78%
Return After Taxes on Distributions[2]	4.94%	1.70%
Return After Taxes on Distributions and Sale of Fund Shares	4.51%	2.21%

	Past One Year	Since Inception
Class IR1
Return Before Taxes	N/A	N/A
Bloomberg Barclays U.S. Corporate High Yield Index (reflects no deduction for fees, expenses or taxes)[3]	7.50%	4.92%[5]
Lipper High Current Yield Bond Funds Index (reflects no deduction for taxes)[4]	7.53%	4.16%[5]

(1)

Class IS shares are not offered in the Prospectus. Class IR shares of the Fund had not commenced investment operations as of December 31, 2017. Class IR shares would have similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. Return information for the Fund’s Class IR shares will be shown in future prospectuses offering the Fund’s Class IR shares after the Fund’s Class IR shares have a full calendar year of return information to report.

(2)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
(3)

The Bloomberg Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt. It is not possible to invest directly in an index.

(4)

The Lipper High Current Yield Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper High Current Yield Bond Funds classification. There are currently 30 funds represented in this Index.

(5)	Since Inception reflects the inception date of Class IS.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s Class IR shares will vary from Class IS shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Fund is managed by members of the High Yield team. Information about the members jointly and primarily responsible for the day-to- day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Richard Lindquist	Managing Director	February 2012
Jack Cimarosa	Executive Director	January 2017

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

High Yield Portfolio (Con’t)

Purchase and Sale of Fund Shares

To purchase Class IR shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each a “Financial Intermediary”). For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How to Purchase Fund Shares” and “—How to Redeem Fund Shares.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Class IR shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Class IR shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information. For additional information about the Fund’s revenue sharing arrangements for Class IR shares, see the section of the Statement of Additional Information entitled “Revenue Sharing.”

(This page intentionally left blank)

(This page intentionally left blank)

(This page intentionally left blank)

© 2018 Morgan Stanley.

IFTHYISUMIR